                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2003

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

            Florida                    000-320-33             65-0881662
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

                               I-TELECO.COM, INC.
              1221 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131
          (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        The registrant has engaged PRITCHETT, SILER & HARDY, P.C. as its principal accountant to replace its former principal accountant, Seligson &
Giannattasio, LLP ("S&G"). The former accountant was dismissed on September 3,
2003. The decision to change accountants was approved by the Board of Directors of the registrant.

        During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with S&G on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                                       1

        No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except such reports did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, S&G did not advise the Company with regard to any of the following:

1. That internal controls necessary to develop reliable financial statements did not exist; or
2. That information has come to the attention of S&G, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
3. That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and S&G has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from S&G is filed herewith.

        During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted PRITCHETT, SILER & HARDY, P.C. regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Item 5. OTHER EVENTS

        None

Item 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        None

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired.

            None

        (b) Pro forma financial information.

            None

        (c) Exhibits:

            Letter of Seligson & Giannattasio, LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SKYWAY COMMUNICATIONS HOLDING CORP.
                                      (Registrant)

Date:  September 4, 2003              By: /s/ James Kent
                                          --------------
                                              James Kent, Chief Executive Officer